UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 6, 2008

COURIER CORPORATION
(Exact name of registrant as specified in its charter)

Massachusetts
(State or other jurisdiction of incorporation or organization)

Commission File Number: 0-7597

IRS Employer Identification Number: 04-2502514
15 Wellman Avenue, North Chelmsford, MA	01863
(Address of principal executive offices)	(Zip Code)

(978) 251-6000
(Registrant’s telephone number, including area code)

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 - Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 6, 2008, the Board of Directors of Courier Corporation (the “Company”) approved amendments to the Company’s Bylaws, which changes are effective as of August 6, 2008. The amendments revise Article III of the Company’s Bylaws. The principal features of the amendments are as follows:

Advance Notice Bylaws.

Article III of the Bylaws require stockholders intending to make a director nomination or bring other business at a stockholders meeting to have provided the Company advance written notice of such nominations or business, generally between 90 and 120 days before the stockholders meeting.

The amended Bylaws (i) explicitly provide that the Bylaws apply to all stockholder nominations and proposals of business and are the exclusive means for a stockholder to submit such business, other than proposals governed by Rule 14a-8 of the federal proxy rules (which provides its own procedural requirements) and (ii) expand the required disclosure regarding the stockholders making such proposals or nominations to include, among other things, all ownership interests, hedges, economic incentives (including synthetic or temporary stock ownership) and rights to vote any shares of any security of the Company.

The amended Bylaws, and a copy marked to show changes from the prior Bylaws, are included as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 8.01. Other Events

On August 7, 2008, Courier Corporation announced that its Board of Directors expanded the Company’s Share Repurchase Plan and authorized the repurchase of up to an additional $5 million of the Company's outstanding common stock. This brings the total amount authorized under the Share Repurchase Plan to $20 million since its commencement in November 2007.  Share repurchases will take place from time to time at management's discretion depending on market conditions, share price and other factors, either on the open market or privately negotiated. The share repurchase program may be suspended or terminated at any time without prior notice.  The full text of the press release is furnished as Exhibit 99.1 hereto.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits.

3.1	Amendment No. 1 to Amended and Restated Bylaws dated August 6, 2008
3.2	Amendment No. 1 to Amended and Restated Bylaws dated August 6, 2008 (marked to show changes to Article III)
99.1	Press release of Courier Corporation dated August 7, 2008 announcing expansion of Share Repurchase Plan.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COURIER CORPORATION

		By:	/s/ Peter M. Folger
Peter M. Folger
Senior Vice President and
Chief Financial Officer
Date:	August 7, 2008

Exhibit Index

3.1	Amendment No. 1 to Amended and Restated Bylaws dated August 6, 2008
3.2	Amendment No. 1 to Amended and Restated Bylaws dated August 6, 2008 (marked to show changes to Article III)
99.1	Press release of Courier Corporation dated August 7, 2008 announcing expansion of Share Repurchase Plan.